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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 21, 2000

                         AMERITRADE HOLDING CORPORATION
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             (Exact name of registrant as specified in its charter)



            Delaware                      0-22163             47-0642657
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  (State or other jurisdiction         (Commission        (I.R.S. Employer
       of incorporation)               File Number)      Identification No.)



             4211 South 102nd Street
                 Omaha, Nebraska                                 68127
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    (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: 402-331-7856


                                 Not Applicable
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          (Former name or former address, if changed since last report)









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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         On August 11, 2000, Ameritrade Holding Corporation (the "Company") filed a Current Report on Form 8-K to report its acquisition of Financial Passport, Inc. ("FPI") on July 21, 2000. Pursuant to Item 7 of Form 8-K, the Company indicated that it would file certain financial information no later than the date by which such information is required to be filed pursuant to Form 8-K. This Amendment is filed to provide such required financial information.

(a)              Financial Statements of Businesses Acquired

         Included herein as Exhibit 99.1 are the audited Consolidated Financial Statements of Pace Financial Network LLC for the years ended December 31, 1999 and December 31, 1998 with accompanying Report of Independent Auditors. As described in Note 7 to the Consolidated Financial Statements, Pace Financial Network LLC was a predecessor entity of FPI.

         Included herein as Exhibit 99.2 are the unaudited Consolidated Condensed Financial Statements of FPI for the six months ended June 30, 2000 and June 30, 1999.

(b)              Pro Forma Financial Information

         The following pro forma financial information, together with accompanying summary and notes, is included herein as Exhibit 99.3:

         (i) Ameritrade Holding Corporation Unaudited Pro Forma Combined Condensed Balance Sheet as of June 30, 2000

         (ii) Ameritrade Holding Corporation Unaudited Pro Forma Combined Condensed Statement of Operations for the Year Ended September 24, 1999

         (iii) Ameritrade Holding Corporation Unaudited Pro Forma Combined Condensed Statement of Operations for the Nine Months Ended June 30, 2000

(c)              Exhibits

         2.1 Merger Agreement, dated as of June 30, 2000, among Ameritrade Holding Corporation, Financial Passport, Inc., OM Acquisition Sub I, Inc. and OnMoney Financial Services Corporation (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed on August 11, 2000).

         23.1    Consent of Ernst & Young LLP




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         99.1    Consolidated Financial Statements of Pace Financial Network LLC
                 for the years ended December 31, 1999 and December 31, 1998

         99.2    Unaudited   Consolidated   Condensed  Financial  Statements  of
                 FPI for the six months ended June 30, 2000 and June 30, 1999

         99.3 Unaudited Pro Forma Combined Condensed Financial Statements of Ameritrade Holding Corporation




























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 26, 2000              AMERITRADE HOLDING
                                       CORPORATION


                                       By: /s/ John R. MacDonald
                                           John R. MacDonald
                                           Vice President and
                                           Chief Financial Officer























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                                  EXHIBIT INDEX

EXHIBIT
NUMBER     DESCRIPTION OF DOCUMENT

2.1 Merger Agreement, dated as of June 30, 2000, among Ameritrade Holding Corporation, Financial Passport, Inc., OM Acquisition Sub I, Inc. and OnMoney Financial Services Corporation (incorporated by reference to
           Exhibit 2.1 to the Company's Current Report on Form 8-K filed on August 11, 2000).

23.1       Consent of Ernst & Young LLP

99.1 Consolidated Financial Statements of Pace Financial Network LLC for the years ended December 31, 1999 and December 31, 1998

99.2 Unaudited Consolidated Condensed Financial Statements of Financial Passport for the six months ended June 30, 2000 and June 30, 1999

99.3 Unaudited Pro Forma Combined Condensed Financial Statements of Ameritrade Holding Corporation


























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